                                                              [PIONEER LOGO]

       PIONEER
       BALANCED
       FUND

      [SEMIANNUAL REPORT 6/30/00]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         18
      Notes to Financial Statements                                24
      Trustees, Officers and Service Providers                     28
      The Pioneer Family of Mutual Funds                           29

     PIONEER BALANCED FUND
     LETTER FROM THE CHAIRMAN 6/30/00
     DEAR SHAREOWNER,
--------------------------------------------------------------------------------

    For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

    With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

    Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be -- money for a child's education, funding a comfortable retirement, or some other cherished objective -- those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

    Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

    I hope you will take time to read the following discussion about Pioneer Balanced Fund. It's an excellent way to understand the Fund's performance during the past six months and to learn about expectations for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

    Respectfully,

    /s/ John F. Cogan, Jr.
    John F. Cogan, Jr.
    Chairman and President

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 6/30/00

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

U.S. Common Stocks              54.9%
U.S. Government Securities      19.5%
U.S. Corporate Bonds            17.5%
Short-Term Cash Equivalents      5.5%
International Common Stocks      1.5%
Depositary Receipts for
  International Stocks           0.8%
Convertible Corporate Bonds      0.3%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

Government Obligations                  21%
Technology                              19%
Financial                               13%
Energy                                   9%
Consumer Staples                         9%
Healthcare                               8%
Consumer Cyclicals                       6%
Communication Services                   5%
Basic Materials                          4%
Other                                    6%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  Intel Corp.                   3.86%   6.  U.S. Treasury Bonds,          2.53%
                                                     8.125%, 8/15/19
       2.  Texas Instruments, Inc.       2.99    7.  United Healthcare             2.23
                                                     Corp.
       3.  EMC Corp.                     2.98    8.  Phillips Petroleum Co.,       2.10
                                                     8.86%, 5/15/22
       4.  Ford Motor Corp.              2.86    9.  Ford Motor Credit Corp.,      2.10
                                                     9.14%, 12/30/14
       5.  Hewlett-Packard Co.           2.59   10.  Government National           1.86
                                                     Mortgage Association,
                                                     7.0%, 7/15/29

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/00                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/00     12/31/99
                             $9.79      $9.73

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 6/30/00)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.144     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

[mountain chart]
Growth of $10,000

                                                                                 LEHMAN BROTHERS
                                                                              GOVERNMENT/CORPORATE        STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*            BOND INDEX                     INDEX
                                                 ----------------------       --------------------        ---------------------
6/30/90                                                  9550                    10000                    10000
6/30/91                                                 10325                    11020                    10738
                                                        11606                    12580                    12174
                                                        13144                    14235                    13825
6/30/94                                                 12987                    14028                    14025
                                                        14454                    15820                    17673
                                                        16034                    16555                    22253
6/30/97                                                 18549                    17836                    29960
                                                        20889                    19849                    38980
                                                        20776                    20386                    47826
6/30/00                                                 21173                    21263                    51279

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

              NET ASSET    PUBLIC OFFERING
PERIOD          VALUE          PRICE*
10 Years        8.28             7.79
5 Years         7.93             6.95
1 Year          1.91            -2.70

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/00                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/00     12/31/99
                             $9.70      $9.64
  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 6/30/00)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.102     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.



[mountain chart]
Growth of $10,000

                                                                                 LEHMAN BROTHERS
                                                                              GOVERNMENT/CORPORATE        STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*            BOND INDEX                     INDEX
                                                 ----------------------       --------------------        ---------------------
4/28/95                                                 10000                    10000                    10000
6/30/95                                                 10397                    10502                    10653
                                                        11374                    11202                    12186
6/30/96                                                 11455                    10990                    13414
                                                        12400                    11525                    14977
6/30/97                                                 13142                    11841                    18060
                                                        14010                    12650                    19968
6/30/98                                                 14662                    13177                    23497
                                                        14036                    13848                    25663
6/30/99                                                 14444                    13534                    28830
                                                        14350                    13550                    31050
6/30/00                                                 14494                    14116                    30911

[end mountain chart]


AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

               IF        IF
PERIOD        HELD    REDEEMED*
Life-of-Fund  7.57%      7.43%
(4/28/95)
5 Years       7.02       6.87
1 Year        1.04      -2.91

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/00                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/00     12/31/99
                             $9.79      $9.73

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 6/30/00)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS

                             $0.090     -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/
    Corporate Bond Index.


[mountain chart]

Growth of $10,000

                                                                                LEHMAN BROTHERS
                                                                              GOVERNMENT/CORPORATE        STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*            BOND INDEX                     INDEX
                                                 ----------------------       --------------------        ---------------------
1/96                                                      10000                       10000                       10000
                                                           9865                        9706                       10203
                                                           9974                        9750                       10660
9/96                                                      10163                        9922                       10987
                                                          10812                       10225                       11902
                                                          10678                       10137                       12223
6/97                                                      11487                       10505                       14352
                                                          12456                       10873                       15426
                                                          12269                       11222                       15868
3/98                                                      13029                       11393                       18076
                                                          12859                       11691                       18673
                                                          11956                       12269                       16818
12/98                                                     12302                       12286                       20393
                                                          12206                       12139                       21407
                                                          12643                       12007                       22910
9/99                                                      12009                       12071                       21482
                                                          12550                       12022                       24675
                                                          12752                       12345                       25236
6/00                                                      12746                       12523                       24565

[end mountain chart]


AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

               IF        IF
PERIOD        HELD    REDEEMED*
Life-of-Fund  5.64%     5.64%
(1/31/96)
1 Year        0.81      0.81

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales
  charge (CDSC) applies to redemptions
  made within one year of purchase.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/00

     Early in the year, the market was driven primarily by soaring technology stocks. Most of the gains achieved by these stocks were wiped out in March and April when the market corrected. At this time investors turned to value-oriented stocks. However, in June, growth stocks were back in favor. In the following discussion, Theresa Hamacher, who supervises the team of portfolio managers and analysts responsible for the day-to-day management of Pioneer Balanced Fund, and Tin Chan, who focuses on the Fund's equity component, review the performance of your Fund and the factors that affected it over the past six months.

     Q:  HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2000?

     A: The Fund performed well, outperforming its Lipper peer group for the six months. The Fund's Class A shares returned 2.12%, Class B shares 1.70% and Class C shares 1.56%, all at net asset value. The average return of the 481 balanced funds tracked by Lipper for the six months ended June 30 was 1.34% at net asset value. (Lipper is an independent firm that tracks mutual fund performance.)

     Q:  WHAT STRATEGIES DID YOU USE IN MANAGING THE FUND OVER THE PAST
         SIX MONTHS?

     A: Pioneer Balanced Fund is tilted toward value: it has a relatively conservative investment focus, concentrating on stocks with low price-to-book and price-to-earnings ratios. We strive to balance risk and reward in the portfolio, currently allocating 60% of the Fund's assets to equities and 40% to bonds. We manage the Fund using a bottom-up, research-based approach, focusing on individual stocks, not sectors. This means we buy stocks for the portfolio that we believe are solid investments with the potential to provide attractive returns over time. Our "buy and hold" strategy helps to minimize turnover in the portfolio.

     PIONEER BALANCED FUND

     Q:  WHAT EQUITY HOLDINGS HELPED THE FUND'S PERFORMANCE?

     A: Although this Fund is value oriented, it did own some technology stocks over the period. The technology names in the portfolio are familiar, well established companies that we believe are fairly valued. Over the past six months, the Fund's largest holding, Intel, rose 62%. Texas Instruments, a leading provider of semiconductor products, was up 42%, benefiting the Fund. Pharmaceutical holdings were also strong. Allergan, an eye care product provider, helped performance. The stock, which has been in the portfolio since 1998, was up 50% over the six months. Global developer and manufacturer of medicines for humans and animals, Pfizer, saw its stock price increase by 48%.

     Q:  WHAT HOLDINGS HURT THE FUND?

     A: Although value stocks did witness sparks of interest over the period, growth stocks forged to the head of the pack. Overall, stocks that are considered traditional value stocks were a drag on Fund performance. Pioneer Balanced Fund's focus on dividend paying stocks also worked against it, because stocks that pay dividends typically fall into the value category. Equipment and components manufacturer, Ingersoll-Rand, saw a decline of over 26% over the period. Honeywell International, a producer of automation and control systems, announced lower than expected estimated earnings, and its stock price fell.

     Q:  THE BOND PORTION OF PIONEER BALANCED FUND'S PORTFOLIO
         OUTPERFORMED THE EQUITY PORTION. WHY?

     A: The Fund benefited from its exposure to Treasury holdings, an asset class that performed very well over the period. In recent months, the strong economy led to a substantial budget surplus for the government. The government used this money to reduce its debt by buying back some of its long-term Treasuries. In response, the price of these instruments rose and rates dropped.

         Corporate securities, particularly those that were lower quality, did not fare as well as Treasuries for most of the six months. The trend over

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                     (CONTINUED)

         recent months has been that the lower the credit quality, the less well a security performed. Many investors were unwilling to hold higher yielding, lower quality corporate bonds, fearing that companies would default. However, as the period progressed, and in view of the continued strength of the U.S. economy, we increased our corporate bond exposure to take advantage of the attractive yields they were offering.

     Q:  WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

     A: Pioneer Balanced Fund has the potential to offer investors the best of both worlds by allowing exposure to the benefits of stocks and bonds in one fund. Although stocks have been favored over bonds by investors for quite some time, the disparity in the returns between the equity market and the bond market have narrowed, increasing the attractiveness of bonds. Going forward, the Fund will continue to strive to provide investors with an attractive level of capital growth and a steady stream of income.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)


SHARES                                                                        VALUE
             COMMON STOCKS - 57.2%
             BASIC MATERIALS - 1.1%
             ALUMINUM - 0.5%
 39,888      Alcoa, Inc.
                                                                           $  1,156,752
                                                                           ------------
             CHEMICALS - 0.3%
 18,900      Rohm and Haas Co.
                                                                           $    652,050
                                                                           ------------
             PAPER & FOREST PRODUCTS - 0.3%
 13,200      Weyerhaeuser Co.
                                                                           $    567,600
                                                                           ------------
             TOTAL BASIC MATERIALS                                         $  2,376,402
                                                                           ------------
             CAPITAL GOODS - 3.4%
             AEROSPACE/DEFENSE - 0.7%
 25,700      General Dynamics Corp.
                                                                           $  1,342,825
                                                                           ------------
             ENGINEERING & CONSTRUCTION - 0.3%
 22,700      Fluor Corp.
                                                                           $    717,888
                                                                           ------------
             MACHINERY (DIVERSIFIED) - 0.6%
 31,200      Ingersoll-Rand Co.
                                                                           $  1,255,800
                                                                           ------------
             MANUFACTURING (DIVERSIFIED) - 1.8%
 26,700      Honeywell International, Inc.
                                                                           $    899,456
 36,600      Tyco International Ltd.
                                                                              1,733,925
 18,400      United Technologies Corp.
                                                                              1,083,300
                                                                           ------------
                                                                           $  3,716,681
                                                                           ------------
             TOTAL CAPITAL GOODS                                           $  7,033,194
                                                                           ------------
             COMMUNICATION SERVICES - 4.5%
             TELECOMMUNICATIONS (LONG DISTANCE) - 1.1%
 69,000      AT&T Corp.
                                                                           $  2,182,125
                                                                           ------------
             TELEPHONE - 3.4%
 18,400      Bell Atlantic Corp.
                                                                           $    934,950
 41,300      BellSouth Corp.
                                                                              1,760,413
 24,320      SBC Communications, Inc.
                                                                              1,051,840
 39,300      U.S. West Communications Group, Inc.
                                                                              3,369,975
                                                                           ------------
                                                                           $  7,117,178
                                                                           ------------
             TOTAL COMMUNICATION SERVICES                                  $  9,299,303
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             CONSUMER CYCLICALS - 5.4%
             AUTO PARTS & EQUIPMENT - 0.1%
 16,956      Visteon Corp.*
                                                                           $    205,589
                                                                           ------------
             AUTOMOBILES - 2.7%
129,500      Ford Motor Corp.
                                                                           $  5,568,500
                                                                           ------------
             HOMEBUILDING - 0.3%
 22,700      Centex Corp.
                                                                           $    533,450
                                                                           ------------
             PUBLISHING - 1.1%
 42,500      McGraw Hill Co., Inc.
                                                                           $  2,295,000
                                                                           ------------
             RETAIL (COMPUTERS & ELECTRONICS) - 0.6%
 19,600      Best Buy Co., Inc.*
                                                                           $  1,239,700
                                                                           ------------
             RETAIL (GENERAL MERCHANDISE) - 0.6%
 37,800      Sears Roebuck & Co.
                                                                           $  1,233,225
                                                                           ------------
             TOTAL CONSUMER CYCLICALS                                      $ 11,075,464
                                                                           ------------
             CONSUMER STAPLES - 5.4%
             DISTRIBUTORS (FOOD & HEALTH) - 1.7%
 41,500      SUPERVALU, Inc.
                                                                           $    791,093
 66,100      Sysco Corp.
                                                                              2,784,463
                                                                           ------------
                                                                           $  3,575,556
                                                                           ------------
             ENTERTAINMENT - 0.7%
 36,900      The Walt Disney Co., Inc.
                                                                           $  1,432,181
                                                                           ------------
             FOODS - 1.0%
 17,300      H.J. Heinz Co., Inc.
                                                                           $    756,875
 17,300      The Quaker Oats Co.
                                                                              1,299,663
                                                                           ------------
                                                                           $  2,056,538
                                                                           ------------
             HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.4%
 15,800      Kimberly Clark Corp.
                                                                           $    906,525
                                                                           ------------
             RESTAURANTS - 0.9%
115,900      Darden Restaurants, Inc.
                                                                           $  1,883,375
                                                                           ------------
             SPECIALTY PRINTING - 0.7%
 28,200      Deluxe Corp.
                                                                           $    664,463
 31,800      R.R. Donnelley & Sons Co., Inc.
                                                                                717,487
                                                                           ------------
                                                                           $  1,381,950
                                                                           ------------
             TOTAL CONSUMER STAPLES                                        $ 11,236,125
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             ENERGY - 4.3%
             OIL (INTERNATIONAL INTEGRATED) - 3.6%
 15,100      Chevron Corp.
                                                                           $  1,280,669
 27,400      Exxon Mobil Corp.
                                                                              2,150,900
 50,300      Royal Dutch Petroleum Co.
                                                                              3,096,594
 18,400      Texaco Inc.
                                                                                979,800
                                                                           ------------
                                                                           $  7,507,963
                                                                           ------------
             OIL & GAS (REFINING & MARKETING) - 0.7%
 41,200      Ashland, Inc.
                                                                           $  1,444,575
                                                                           ------------
             TOTAL ENERGY                                                  $  8,952,538
                                                                           ------------
             FINANCIAL - 7.7%
             BANKS (MAJOR REGIONAL) - 1.1%
 52,900      Banc One Corp.
                                                                           $  1,405,156
 27,900      Fleet Boston Financial Corp.
                                                                                948,600
                                                                           ------------
                                                                           $  2,353,756
                                                                           ------------
             BANKS (MONEY CENTER) - 1.9%
 46,300      BankAmerica Corp.
                                                                           $  1,990,900
 34,800      First Union Corp.
                                                                                863,475
  9,100      J.P. Morgan & Co., Inc.
                                                                              1,002,138
                                                                           ------------
                                                                           $  3,856,513
                                                                           ------------
             FINANCIAL (DIVERSIFIED) - 1.7%
 36,600      American General Corp.
                                                                           $  2,232,600
 23,600      Federal National Mortgage Association
                                                                              1,231,625
                                                                           ------------
                                                                           $  3,464,225
                                                                           ------------
             INSURANCE (LIFE/HEALTH) - 1.3%
 48,340      Aegon NV (A.D.R.)
                                                                           $  1,722,112
 25,700      Lincoln National Corp.
                                                                                928,413
                                                                           ------------
                                                                           $  2,650,525
                                                                           ------------
             INSURANCE (MULTI-LINE) - 1.4%
 30,200      Cigna Corp.
                                                                           $  2,823,700
                                                                           ------------
             INSURANCE (PROPERTY/CASUALTY) - 0.3%
 33,900      Safeco Corp.
                                                                           $    673,762
                                                                           ------------
             TOTAL FINANCIAL                                               $ 15,822,481
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED) (CONTINUED)


SHARES                                                                        VALUE
             HEALTHCARE - 6.9%
             BIOTECHNOLOGY - 1.1%
 43,315      Pharmacia Corp.
                                                                           $  2,238,844
                                                                           ------------
             HEALTHCARE (DIVERSIFIED) - 0.7%
 19,800      Allergan Inc.
                                                                           $  1,475,100
                                                                           ------------
             HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 1.4%
 13,000      Eli Lilly & Co.
                                                                           $  1,298,375
 33,300      Pfizer Inc.
                                                                              1,598,400
                                                                           ------------
                                                                           $  2,896,775
                                                                           ------------
             HEALTHCARE (HOSPITAL MANAGEMENT) - 1.6%
105,800      Columbia/HCA Healthcare Corp.
                                                                           $  3,213,675
                                                                           ------------
             HEALTHCARE (MANAGED CARE) - 2.1%
 50,600      United Healthcare Corp.
                                                                           $  4,338,950
                                                                           ------------
             TOTAL HEALTHCARE                                              $ 14,163,344
                                                                           ------------
             TECHNOLOGY - 17.6%
             COMMUNICATIONS EQUIPMENT - 1.3%
 21,700      Lucent Technologies, Inc.
                                                                           $  1,285,725
 45,400      Motorola, Inc.
                                                                              1,319,438
                                                                           ------------
                                                                           $  2,605,163
                                                                           ------------
             COMPUTERS (HARDWARE) - 4.4%
 51,100      Compaq Computer Corp.
                                                                           $  1,306,243
 40,500      Hewlett-Packard Co.
                                                                              5,057,438
 25,500      IBM Corp.
                                                                              2,793,844
                                                                           ------------
                                                                           $  9,157,525
                                                                           ------------
             COMPUTERS (PERIPHERALS) - 2.8%
 75,600      EMC Corp.*
                                                                           $  5,816,475
                                                                           ------------
             ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.9%
 30,200      Avnet Inc.
                                                                           $  1,789,350
                                                                           ------------
             ELECTRONICS (INSTRUMENTATION) - 0.5%
 15,462      Agilent Technologies Inc.*
                                                                           $  1,140,327
                                                                           ------------
             ELECTRONICS (SEMICONDUCTORS) - 6.5%
 56,300      Intel Corp.
                                                                           $  7,526,604
 85,000      Texas Instruments, Inc.
                                                                              5,838,438
                                                                           ------------
                                                                           $ 13,365,042
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
  SHARES        RATINGS                                                      VALUE

                            EQUIPMENT (SEMICONDUCTORS) - 1.2%
     33,100                 Teradyne Inc.*                                $  2,432,850
                                                                          ------------
                            TOTAL TECHNOLOGY                              $ 36,306,732
                                                                          ------------
                            UTILITIES - 0.9%
                            ELECTRIC COMPANIES - 0.9%
     20,800                 DTE Energy Co.                                $    635,700
     33,100                 Public Service Enterprise Group, Inc.            1,146,088
                                                                          ------------
                            TOTAL UTILITIES                               $  1,781,788
                                                                          ------------
                            TOTAL COMMON STOCKS
                            (Cost $98,988,666)                            $118,047,371
                                                                          ------------

 PRINCIPAL
  AMOUNT
                            DEBT OBLIGATIONS - 37.3%
                            CORPORATE BONDS - 17.8%
                            BASIC MATERIALS - 2.9%
$   500,000   CC/Ca         AEI Resources, Inc., 11.5%, 12/15/06 (144A)   $     50,000
  2,000,000   BB/BB3        Georgia Pacific, 9.875%, 11/1/21                 2,111,400
    850,000   B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09        854,250
    475,000   BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07              470,250
  1,500,000   A+/A1         USX Corp., 9.375%, 2/15/12                       1,653,030
  1,000,000   A+/A1         Wachovia Corp., 6.15%, 3/15/09                     889,750
                                                                          ------------
                            TOTAL BASIC MATERIALS                         $  6,028,680
                                                                          ------------
                            CAPITAL GOODS - 0.5%
    500,000   BB/Ba3        Azurix Corp., 10.75%, 2/15/10, (144A)         $    480,000
    500,000   B+/B2         Metromedia Fiber Network, Inc., 10.0%,
                            11/15/08                                           495,000
                                                                          ------------
                            TOTAL CAPITAL GOODS                           $    975,000
                                                                          ------------
                            COMMUNICATIONS SERVICES - 0.5%
    325,000   B/B3          Crown Castle International Inc., 9.0%,
                            5/15/11                                       $    299,000
    740,000   B/B2          NEXTLINK Communications Inc., 10.75%, 6/1/09       730,750
                                                                          ------------
                            TOTAL COMMUNICATIONS SERVICES                 $  1,029,750
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED) (CONTINUED)

 PRINCIPAL    S&P/MOODY'S
  AMOUNT        RATINGS                                                      VALUE
                            CONSUMER CYCLICALS - 0.1%
$   490,000   BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                  $    122,500
                                                                          ------------
                            TOTAL CONSUMER CYCLICALS                      $    122,500
                                                                          ------------
                            CONSUMER STAPLES - 2.5%
    245,000   B+/B1         Adelphia Communications Corp., 7.875%,
                            5/1/09                                        $    205,800
  1,000,000   BBB-/Baa2     British Sky Broadcasting Group, 8.2%,
                            7/15/09                                            940,870
    825,000   B+/B2         Charter Communications Holdings LLC, 8.25%,
                            4/1/07                                             730,125
  1,700,000   B/B2          Echostar DBS Corp., 9.25%, 2/1/06                1,649,000
    375,000   B-/B2         Emmis Communications Corp., 8.125%, 3/15/09        341,250
    750,000   B-/B3         Premier Parks Inc., 9.75%, 6/15/07                 723,750
    685,000   B/B2          Wesco Distribution Inc., 9.125%, 6/1/08            626,775
                                                                          ------------
                            TOTAL CONSUMER STAPLES                        $  5,217,570
                                                                          ------------
                            ENERGY - 4.5%
  2,500,000   B+/B1         Ashland Oil Co., 8.8%, 11/15/12               $  2,574,175
    500,000   BB/Ba2        EOTT Energy Partners LP, 11.0%, 10/1/09            505,000
    220,000   BB/Ba2        Parker Drilling, 9.75%, 11/15/06                   212,300
  4,100,000   BB-/B2        Phillips Petroleum Co., 8.86%, 5/15/22           4,091,923
    820,000   BB-/B2        Pogo Producing Co., 5.5%, 6/15/06                  684,224
    475,000   BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06                    510,625
    700,000   BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04              692,951
                                                                          ------------
                            TOTAL ENERGY                                  $  9,271,198
                                                                          ------------
                            FINANCIAL - 4.6%
  1,010,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08   $    910,010
  1,000,000   BBB-/Baa3     Colonial Realty, LP, 7.0%, 7/14/07                 898,610
  4,000,000   A+/A1         Ford Motor Credit Corp., 9.14%, 12/30/14         4,091,920
    240,000   BBB/Baa2      Forest City Enterprises Inc., 8.5%, 3/15/08        217,200
    785,000   BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09             712,128
  3,000,000   BBB+/A3       Washington Mutual Capital Inc., 8.375%,
                            6/1/27                                           2,679,210
                                                                          ------------
                            TOTAL FINANCIAL                               $  9,509,078
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

 PRINCIPAL    S&P/MOODY'S
  AMOUNT        RATINGS                                                      VALUE
                            HEALTHCARE - 0.9%
$ 1,150,000   BBB-/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26      $  1,077,539
    875,000   BBB/Baa2      Quorum Health Group, 8.75%, 11/1/05                831,250
                                                                          ------------
                            TOTAL HEALTHCARE                              $  1,908,789
                                                                          ------------
                            TECHNOLOGY - 0.3%
207,000....   B/B2          L-3 Communications Corp., 8.5%, 5/15/08       $    190,440
500,000....   BBB+/Baa1     Sun Microsystems, 7.65%, 8/15/09                   495,530
                                                                          ------------
                            TOTAL TECHNOLOGY                              $    685,970
                                                                          ------------
                            TRANSPORTATION - 0.3%
    750,000   BB/Ba2        Northwest Airlines, 8.52%, 4/7/04             $    698,828
                                                                          ------------
                            TOTAL TRANSPORTATION                          $    698,828
                                                                          ------------
                            UTILITIES - 0.7%
    400,000   BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09               $    356,576
  1,000,000   BBB-/Baa3     Great Lakes Power, 8.3%, 3/1/05                    987,770
                                                                          ------------
                            TOTAL UTILITIES                               $  1,344,346
                                                                          ------------
                            TOTAL CORPORATE BONDS                         $ 36,791,709
                                                                          ------------
                            U.S. GOVERNMENT OBLIGATIONS - 6.1%
  4,090,000                 U.S. Treasury Bonds, 8.125%, 8/15/19          $  4,934,953
  3,500,000                 U.S. Treasury Bonds, 5.25%, 11/15/28             3,098,025
  2,780,000                 U.S. Treasury Notes, 5.5%, 7/31/01               2,752,395
  1,750,000                 U.S. Treasury Notes, 6.375%, 9/30/01             1,747,532
                                                                          ------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS             $ 12,532,905
                                                                          ------------
                            U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.4%
  1,731,781                 Federal National Mortgage Association, REMIC
                            Series 98-50, 6.5%, 9/25/28                   $  1,649,296
    654,872                 Government National Mortgage Association,
                            7.0%, 3/15/12                                      649,345
  1,327,825                 Government National Mortgage Association,
                            7.0%, 11/15/13                                   1,312,888
  1,741,047                 Government National Mortgage Association,
                            6.5%, 10/15/28                                   1,652,149
  1,636,516                 Government National Mortgage Association,
                            7.0%, 2/15/29                                    1,591,724
    989,039                 Government National Mortgage Association,
                            7.0%, 6/15/29                                      961,969

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED) (CONTINUED)

 PRINCIPAL
  AMOUNT                                                                     VALUE
$ 3,721,530                 Government National Mortgage Association,
                            7.0%, 7/15/29                                 $  3,619,672
  1,983,503                 Government National Mortgage Association,
                            7.0%, 8/15/29                                    1,929,213
  2,894,105                 Government National Mortgage Association,
                            7.5%, 8/15/29                                    2,874,570
  1,966,002                 Government National Mortgage Association,
                            7.5%, 1/15/30                                    1,952,732
  2,995,633                 Government National Mortgage Association,
                            8.0%, 4/15/30                                    3,029,513
  2,897,502                 Government National Mortgage Association II,
                            7.5%, 8/20/29                                    2,865,282
  1,701,062                 Government National Mortgage Association,
                            REMIC Series 1998-24A, 6.5%, 11/20/24            1,650,218
  2,000,000                 Government National Mortgage Association,
                            REMIC Series 98-13B, 6.5%, 12/20/25              1,854,580
                                                                          ------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS      $ 27,593,151
                                                                          ------------
                            TOTAL DEBT OBLIGATIONS
                            (Cost $80,594,523)                            $ 76,917,765
                                                                          ------------
                            TOTAL INVESTMENT IN SECURITIES
                            (Cost $179,583,189)                           $194,965,136
                                                                          ------------
                            TEMPORARY CASH INVESTMENTS - 5.5%
                            COMMERCIAL PAPER - 5.5%
  5,253,000                 Citigroup, Inc., 6.88%, 7/3/00                $  5,253,000
  6,000,000                 Household Finance Corp., 6.88%, 7/3/00           6,000,000
                                                                          ------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $11,253,000)                            $ 11,253,000
                                                                          ------------
                            TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                            CASH INVESTMENTS - 100.0%
                            (Cost $190,836,189) (a)(b)                    $206,218,136
                                                                          ------------
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2000, the value of these securities amounted to $530,000 or 0.3% of total net assets.

(a) At June 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $190,836,189 was as follows:

Aggregate gross unrealized gain for all investments in which
there is an excess of value over tax cost                     $ 28,016,406
Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost over value                      (12,634,459)
                                                              ------------
 Net unrealized gain                                          $ 15,381,947
                                                              ------------
                                                              ------------

(b) At December 31, 1999 the Fund had a net capital loss carryforward of $11,948,378 which will expire in 2006 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000, were as follows:

                                                PURCHASES        SALES
                                               -----------    ------------
Long-term U.S. Government                      $14,161,913    $ 16,348,802
Other Long-term Securities                      11,838,158      50,595,304

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 6/30/00 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
        cash investments of $11,253,000) (cost $190,836,189)      $206,218,136
     Cash                                                                  289
     Receivables -
        Investment securities sold                                   4,747,499
        Fund shares sold                                                42,552
        Dividends and interest                                       1,205,589
     Other                                                                 385
                                                                  ------------
           Total assets                                           $212,214,450
                                                                  ------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $ 13,906,941
        Dividends                                                       80,907
     Due to affiliates                                                 248,761
     Accrued expenses                                                   80,628
                                                                  ------------
           Total liabilities                                      $ 14,317,237
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $188,289,885
     Accumulated undistributed net investment income                   434,156
     Accumulated net realized loss on investments                   (6,208,775)
     Net unrealized gain on investments                             15,381,947
                                                                  ------------
           Total net assets                                       $197,897,213
                                                                  ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $177,271,749/18,109,958 shares)            $       9.79
                                                                  ------------
     Class B (based on $17,210,182/1,774,721 shares)              $       9.70
                                                                  ------------
     Class C (based on $3,415,282/349,017 shares)                 $       9.79
                                                                  ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.25
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 6/30/00

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $8,559)          $1,105,501
    Interest                                                      3,666,693
                                                                 ----------
          Total investment income                                                 $ 4,772,194
                                                                                  -----------
 EXPENSES:
    Management fees                                              $  710,988
    Transfer agent fees
       Class A                                                      250,098
       Class B                                                       39,275
       Class C                                                       12,039
    Distribution fees
       Class A                                                      246,365
       Class B                                                       90,754
       Class C                                                       17,612
    Administrative fees                                              32,499
    Custodian fees                                                   23,384
    Registration fees                                                13,496
    Professional fees                                                12,166
    Printing                                                         31,836
    Fees and expenses of nonaffiliated trustees                      14,182
    Miscellaneous                                                     8,459
                                                                 ----------
          Total expenses                                                          $ 1,503,153
          Less fees paid indirectly                                                   (35,318)
                                                                                  -----------
          Net expenses                                                            $ 1,467,835
                                                                                  -----------
             Net investment income                                                $ 3,304,359
                                                                                  -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                              $ 5,739,603
    Change in net unrealized gain on investments                                   (4,847,674)
                                                                                  -----------
       Net gain on investments                                                    $   891,929
                                                                                  -----------
       Net increase in net assets resulting from operations                       $ 4,196,288
                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/00 AND THE YEAR ENDED 12/31/99

                                                           SIX MONTHS
                                                             ENDED
                                                            6/30/00        YEAR ENDED
 FROM OPERATIONS:                                         (UNAUDITED)       12/31/99
 Net investment income                                    $  3,304,359    $  8,118,560
 Net realized gain on investments                            5,739,603       2,747,527
 Change in net unrealized gain on investments               (4,847,674)     (3,396,381)
                                                          ------------    ------------
       Net increase in net assets resulting from
          operations                                      $  4,196,288    $  7,469,706
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
       Class A ($0.14 and $0.31 per share, respectively)  $ (2,942,227)   $ (7,418,676)
       Class B ($0.10 and $0.22 per share, respectively)      (193,805)       (493,098)
       Class C ($0.09 and $0.21 per share, respectively)       (33,062)        (91,525)
                                                          ------------    ------------
   Total distributions to shareholders                    $ (3,169,094)   $ (8,003,299)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $ 11,861,061    $ 29,686,061
 Reinvestment of distributions                               2,788,934       7,090,271
 Cost of shares repurchased                                (56,243,859)    (81,713,110)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $(41,593,864)   $(44,936,778)
                                                          ------------    ------------
    Net decrease in net assets                            $(40,566,670)   $(45,470,371)
 NET ASSETS:
 Beginning of period                                       238,463,883     283,934,254
                                                          ------------    ------------
 End of period (including accumulated undistributed net
   investment income of $434,156 and $298,891,
   respectively)                                          $197,897,213    $238,463,883
                                                          ============    ============

                                   '00 SHARES     '00 AMOUNT
 CLASS A                           (UNAUDITED)   (UNAUDITED)    '99 SHARES    '99 AMOUNT
 Shares sold                        1,007,045    $  9,810,988   1,899,937    $ 18,442,478
 Reinvestment of distributions        267,278       2,584,231     678,809       6,567,020
 Less shares repurchased           (5,256,283)    (50,929,958)  (6,916,596)   (67,210,692)
                                   ----------    ------------   ----------   ------------
          Net decrease             (3,981,960)   $(38,534,739)  (4,337,850)  $(42,201,194)
                                   ==========    ============   ==========   ============
 CLASS B
 Shares sold                          146,827    $  1,407,671     532,054    $  5,134,426
 Reinvestment of distributions         18,245         174,848      46,210         442,559
 Less shares repurchased             (451,476)     (4,314,894)   (872,686)     (8,394,734)
                                   ----------    ------------   ----------   ------------
          Net decrease               (286,404)   $ (2,732,375)   (294,422)   $ (2,817,749)
                                   ==========    ============   ==========   ============
 CLASS C
 Shares sold                           66,476    $    642,402     629,719    $  6,109,157
 Reinvestment of distributions          3,086          29,855       8,380          80,692
 Less shares repurchased             (104,374)       (999,007)   (641,571)     (6,107,684)
                                   ----------    ------------   ----------   ------------
          Net increase (decrease)     (34,812)   $   (326,750)     (3,472)   $     82,165
                                   ==========    ============   ==========   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00

                                                     SIX MONTHS
                                                        ENDED
                                                       6/30/00     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                      CLASS A                        (UNAUDITED)    12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                  $   9.73      $   9.74     $  10.15     $  10.65     $  10.30     $   9.11
                                                      --------      --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.15      $   0.31     $   0.30     $   0.41     $   0.64     $   0.66
 Net realized and unrealized gain (loss) on
   investments                                            0.05         (0.01)       (0.18)        1.03         0.33         1.29
                                                      --------      --------     --------     --------     --------     --------
    Net increase from investment operations           $   0.20      $   0.30     $   0.12     $   1.44     $   0.97     $   1.95
Distributions to shareholders:
 Net investment income                                   (0.14)        (0.31)       (0.30)       (0.40)       (0.62)       (0.65)
 Net realized gain                                           -             -        (0.23)       (1.54)           -        (0.11)
                                                      --------      --------     --------     --------     --------     --------
Net increase (decrease) in net asset value            $   0.06      $  (0.01)    $  (0.41)    $  (0.50)    $   0.35     $   1.19
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period                        $   9.79      $   9.73     $   9.74     $  10.15     $  10.65     $  10.30
                                                      ========      ========     ========     ========     ========     ========
Total return*                                             2.12%         3.15%        1.14%       13.92%        9.89%       22.00%
Ratio of net expenses to average net assets+              1.28%**       1.23%        1.17%        1.19%        1.10%        1.13%
Ratio of net investment income to average net
 assets+                                                  3.09%**       3.21%        2.92%        3.55%        6.17%        6.58%
Portfolio turnover rate                                     24%**         46%          94%         122%          31%          25%
Net assets, end of period (in thousands)              $177,272      $214,866     $257,419     $274,695     $276,064     $281,639
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           1.25%**       1.21%        1.16%        1.17%        1.08%        1.11%
   Net investment income                                  3.12%**       3.23%        2.93%        3.57%        6.19%        6.60%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 6/30/00

                                                     SIX MONTHS
                                                        ENDED
                                                       6/30/00     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   4/28/95 TO
                         CLASS B                     (UNAUDITED)    12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
       Net asset value, beginning of period            $  9.64      $  9.65      $ 10.08      $ 10.59       $10.27       $ 9.55
                                                       -------      -------      -------      -------       ------       ------
       Increase (decrease) from investment
         operations:
        Net investment income                          $  0.09      $  0.22      $  0.23      $  0.32       $ 0.52       $ 0.39
        Net realized and unrealized gain (loss) on
       investments                                        0.07        (0.01)       (0.21)        1.02         0.37         0.90
                                                       -------      -------      -------      -------       ------       ------
           Net increase from investment operations     $  0.16      $  0.21      $  0.02      $  1.34       $ 0.89       $ 1.29
       Distributions to shareholders:
        Net investment income                            (0.10)       (0.22)       (0.22)       (0.31)       (0.52)       (0.46)
        In excess of net investment income                   -            -            -            -        (0.05)           -
        Net realized gain                                    -            -        (0.23)       (1.54)           -        (0.11)
                                                       -------      -------      -------      -------       ------       ------
       Net increase (decrease) in net asset value      $  0.06      $ (0.01)     $ (0.43)     $ (0.51)      $ 0.32       $ 0.72
                                                       -------      -------      -------      -------       ------       ------
       Net asset value, end of period                  $  9.70      $  9.64      $  9.65      $ 10.08       $10.59       $10.27
                                                       -------      -------      -------      -------       ------       ------
       Total return*                                      1.70%        2.24%        0.19%       12.98%        9.02%       13.74%
       Ratio of net expenses to average net assets+       2.21%**      2.14%        2.03%        2.01%        1.88%        1.88%**
       Ratio of net investment income to average
         net assets+                                      2.16%**      2.30%        2.09%        2.65%        5.45%        5.83%**
       Portfolio turnover rate                              24%**        46%          94%         122%          31%          25%
       Net assets, end of period (in thousands)        $17,210      $19,865      $22,737      $13,789       $6,940       $1,800
       Ratios assuming reduction of fees paid
         indirectly:
        Net expenses                                      2.19%**      2.12%        2.01%        1.99%        1.86%        1.78%**
        Net investment income                             2.18%**      2.32%        2.11%        2.67%        5.47%        5.93%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
        +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 6/30/00

                                                              SIX MONTHS
                                                                 ENDED
                                                                6/30/00      YEAR ENDED    YEAR ENDED    YEAR ENDED    1/31/96 TO
                              CLASS C                         (UNAUDITED)     12/31/99      12/31/98      12/31/97      12/31/96
       Net asset value, beginning of period                     $ 9.73         $ 9.75        $10.17        $10.62        $10.39
                                                                ------         ------        ------        ------        ------
       Increase (decrease) from investment operations:
        Net investment income                                   $ 0.09         $ 0.21        $ 0.23        $ 0.33        $ 0.49
        Net realized and unrealized gain (loss) on
          investments                                             0.06          (0.02)        (0.20)         1.07          0.31
                                                                ------         ------        ------        ------        ------
           Net increase from investment operations              $ 0.15         $ 0.19        $ 0.03        $ 1.40        $ 0.80
       Distributions to shareholders:
        Net investment income                                    (0.09)         (0.21)        (0.22)        (0.31)        (0.49)
        In excess of net investment income                           -              -             -             -         (0.08)
        Net realized gain                                            -              -         (0.23)        (1.54)            -
                                                                ------         ------        ------        ------        ------
       Net increase (decrease) in net asset value               $ 0.06         $(0.02)       $(0.42)       $(0.45)       $ 0.23
                                                                ------         ------        ------        ------        ------
       Net asset value, end of period                           $ 9.79         $ 9.73        $ 9.75        $10.17        $10.62
                                                                ======         ======        ======        ======        ======
       Total return*                                              1.56%          2.02%         0.27%        13.48%         8.12%
       Ratio of net expenses to average net assets+               2.46%**        2.38%         2.12%         2.03%         1.76%**
       Ratio of net investment income to average net assets+      1.91%**        2.09%         2.01%         2.68%         5.63%**
       Portfolio turnover rate                                      24%**          46%           94%          122%           31%
       Net assets, end of period (in thousands)                 $3,415         $3,734        $3,778        $1,900        $1,059
       Ratios assuming reduction of fees paid indirectly:
          Net expenses                                            2.43%**        2.35%         2.09%         1.98%         1.73%**
          Net investment income                                   1.94%**        2.12%         2.04%         2.73%         5.66%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
        +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is

     PIONEER BALANCED FUND

     recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $3,067 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2000.

    D. CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (UNAUDITED) (CONTINUED)

      The Fund declares as daily dividends substantially all of it's net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2000, $124,343 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $72,494 in transfer agent fees payable to PSC at June 30, 2000.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C

     PIONEER BALANCED FUND

    shares. Included in due to affiliates is $51,924 in distribution fees payable to PFD at June 30, 2000.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2000 CDSCs in the amount of $54,650 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $35,318 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2000, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      Marguerite A. Piret                Eric W. Reckard, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

--------------------------------------------------------------------------------
  THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS

TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal
 Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

    Pioneer Logo          PIONEER INVESTMENT MANAGEMENT, INC. 8635-00-0800
                          60 STATE STREET                     G PIONEER FUNDS DISTRIBUTOR,
                          BOSTON, MASSACHUSETTS 02109         INC.
                          WWW.PIONEERFUNDS.COM                RECYCLE LOGO PRINTED ON
                                                              RECYCLED PAPER